SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

  Check the appropriate box:

  | |  Preliminary information statement      | |  Confidential, for use of the
                                                   Commission only (as permitted
  |X|  Definitive information statement            by Rule 14c-5(d)(2))


                         GL Energy and Exploration Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

  |X|  No fee required.

  | |  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            N/A
            --------------------------------------------------------------------
       (2)  Aggregate number of securities to which transactions applies:

            N/A
            --------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
            --------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:

            N/A
            --------------------------------------------------------------------
       (5)  Total fee paid:

            N/A
            --------------------------------------------------------------------

       |_|  Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount previously paid:

            --------------------------------------------------------------------
       (2)  Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
       (3)  Filing Party:

            --------------------------------------------------------------------
       (4)  Date Filed:

            --------------------------------------------------------------------

                         GL ENERGY AND EXPLORATION INC.
                            141 Adelaide Street West
                                Toronto, Ontario
                                 Canada M5H 3L5





To the Holders of Common Stock of
GL Energy and Exploration Inc.

         GL Energy and Exploration Inc., a Delaware corporation ("Company"), has obtained written consents from a majority of the stockholders as of April 23, 2003, approving a change in the capitalization of the Company to effect a reverse split of the common stock at the rate of one share for every 22 shares outstanding and thereafter to increase the authorized common stock, $.001 par value ("Common Stock"), from 4,545,454 shares to 100,000,000 and adopting a performance equity plan for 10,000,000 shares (on a post-stock split basis) of Common Stock ("2002 Performance Equity Plan"). Details of the capitalization changes and 2003 Performance Equity Plan and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the capitalization changes and 2003 Performance Equity Plan. Under Section 228 of the corporate law of the State of Delaware, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders approved the capitalization changes and 2003 Performance Equity Plan. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the capitalization changes and 2003 Performance Equity Plan by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                                        By Order of the Board of Directors


                                        /S/ Mitchell Geisler
                                        --------------------
                                        Mitchell Geisler,
                                        President

Toronto, Ontario, Canada
May 5, 2003

                         GL ENERGY AND EXPLORATION INC.

                   -------------------------------------------

                              INFORMATION STATEMENT

                   -------------------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                   -------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                   -------------------------------------------

         This Information Statement is being furnished to the stockholders of GL Energy and Exploration Inc., a Delaware corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by written consents of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the corporate law of the State of Delaware ("DGCL").

         The Company's Board of Directors ("Board") announced that the close of business on April 23, 2003 was the record date ("Record Date") for the determination of stockholders entitled to notice about the proposal authorizing changes in the capitalization of the Company to effect a reverse split of the common stock at the rate of one share of every 22 shares then outstanding (rounding up for fractional shares) and thereafter to increase the number of authorized shares of common stock, $.001 par value, from 4,545,454 to 100,000,000 ("Capital Change") and the adoption of the 2003 Performance Equity Plan which provides for the award of up to 10,000,000 shares of common stock on a post-stock split basis ("2003 Plan").

         On April 17, 2003, the Board approved the Capital Change and 2003 Plan and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Capital Change and 2003 Plan. Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Capital Change and 2003 Plan must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On April 23, 2003, stockholders who are the owners of record of 14,286,792 shares of the Company's common stock, representing approximately 59.93% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Capital Change and 2003 Plan. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Capital Change and 2003 Plan. You are hereby being provided with notice of the approval of the Capital Change and 2003 Plan by less than unanimous written consent of the stockholders of the Company.

         The executive offices of the Company are located at 141 Adelaide Street West, Suite 1004, Toronto, Ontario M5H 3L5, and its telephone number is (416) 214-1473.

         This information statement is first being mailed to stockholders on or about May 5, 2003 and is being furnished for informational purposes only.

         The share amounts set forth in this Information Statement are not adjusted for the one-for-22 reverse stock split.


                                VOTING SECURITIES

         The Company only has common stock issued and outstanding. As of the Record Date, there were 23,839,506 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Capital Change and the 2003 Plan.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership prior to the reverse stock split of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                         Amount and Nature of        Percent of
 Name and Address of Beneficial Owner    Beneficial Ownership*   Outstanding Shares
 ------------------------------------    --------------------    ------------------
 Mitchell Geisler**                              731,508                3.07%

 Cindy Roach***                                  350,000                1.47%

 Marni Miller****                              2,520,560               10.57%

 ZDG Investments, Ltd.                        10,684,724               44.82%
 All executive officers and
 Directors as a group (two persons)            1,081,508                4.54%

 -------------------

 * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

 **      Mitch Geisler is the Company's president and chairman of the board.

 ***     Cindy Roach is the Company's secretary and a director.

 ****    Marni Miller is a beneficial owner of ZDG Investments, Ltd.

         As of the Record Date, there were outstanding options or warrants to purchase on a pre-reverse stock split basis to purchase 4,000,000 shares at an exercise price of $0.125 per share, held by two investors.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning the directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

 Name                            Age              Position
 ----                            ---              --------
 Mitchell Geisler                32               President and Chairman

 Cindy Roach                     40               Secretary and Director

         Mr. Mitchell Geisler has been the President and Chairman of the Board since 2000. Mr. Geisler has more than 15 years of experience in the hospitality and services industry. He has been an active member of the Toronto business and tourist district in a variety of capacities, and has worked with many international corporations including, Prime Restaurants, The Keg Restaurants, Cara Foods, and Sire Corp Restaurants. Most recently, during the period 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc. He was a supervisor for Imago Restaurants from 1997 to 1998. From 1996 to 1997 he was a manager of Ruby Beets Restaurant. Mr. M. Geisler is a graduate of Toronto's York University in Toronto, and also studied at the University of Tel Aviv. Mr. M. Geisler is a director and president of BlueFish Entertainment Inc., a development stage company engaged in the hospitality business.

         Ms. Cindy Roach has been the Secretary and a director since 2000. Ms. Roach has over 10 years experience as a consultant with group benefits and human resources administration. From 1990 to 2000, Ms. Roach was a group benefits consultant at Watson Wyatt Worldwide, a multi national benefits consulting organization.

Board of Directors' Meetings and Committees

         During 2001 and 2002, the board of directors acted by unanimous consent of meeting on three and one occasions, respectively. The Company does not have standing executive, compensation and audit committees of the board of directors.

Director Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common sock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, all reports of their ownership of shares of common stock in the Company have been filed on a timely basis.

Executive Compensation

         We have not paid any cash compensation or other benefits to our executive officers since our inception. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

         Until we have sufficient capital or revenues, Mr. Geisler or Ms. Roach will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment agreement, we may use shares of common stock to compensate our officers. In addition, we may use common stock to compensate others for services to GL Energy and Exploration.

Certain Relationships and Related Transactions

         As of the year end, December 31, 2002, ZDG Investments, Ltd., a shareholder, and Glen Akselrod, a shareholder, loaned the company $67,225 in order to fund operations. Both of the loans bear 10% interest per annum and are due on demand. Interest has been waived on both loans for the year ended December 31, 2002.


                                 CAPITAL CHANGE

         On April 17, 2003, the Board authorized a reverse split of the common stock at the rate of one share for every 22 shares then outstanding and thereafter an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, $.001 par value, from 4,545,454 to 100,000,000, as a result of which the total capitalization will be returned to 105,000,000 shares of capital stock, of which 5,000,000 shares will be designated preferred stock and 100,000,000 will be designated common stock. On April 23, 2003, stockholders holding an aggregate of 14,286,792 shares of common stock, representing approximately 59.93% of the outstanding voting securities of the Company, executed and delivered to the Company written consents authorizing and approving the Capital Change. In the judgment of the Board, the change of the Company's capitalization is desirable to consolidate the outstanding float to enhance its desirability as an investment and to make available sufficient shares of common stock to be able to raise additional funds in the future, provide for stock awards outside the 2002 Performance Equity Plan and 2003 Plan, if at all, and to conduct other capital transactions. The Company does not have any plans to issue any of these newly authorized shares of common stock at this time. At the current time, all its commitments to issue shares of common stock are covered by the number of shares of common stock authorized by the certificate of incorporation as it was before the Capital Change. The common stock does not have any pre-emptive rights. None of the rights of the common stock are being changed as a result of the Capital Change and therefore the rights of the stockholders will remain unchanged. Stockholders will not be required to exchange outstanding stock certificates for new certificates in connection with the Capital Change. If any fractional shares result from the reverse split, on the basis of the aggregate number of shares held by a stockholder, the fractional share will be rounded up to the next whole share.


                          2003 PERFORMANCE EQUITY PLAN

         The 2003 Plan provides for 10,000,000 shares of common stock (on a post-reverse stock split basis) which may be granted to employees, officers, directors, consultants and agents of the Company. The 2003 Plan is administered by the board of directors, but the board may appoint a committee to administer the 2003 Plan. The benefits which may be granted under the 2003 Plan include stock options, stock appreciation rights, restricted stock awards, deferred stock awards, and recharge options. The specific terms of each award will be set forth in an agreement subject to the 2003 Plan as determined by the administrators. The terms of each award will include the number of shares, vesting periods, exercise prices, and exercise periods, among other things. A full copy of the 2003 Plan is attached to this information statement.

         On April 23, 2003, stockholders who are owners of record of 14,286,792 shares of the Company's common stock, representing approximately 59.93% of the outstanding voting securities of the Company, executed and delivered written consents approving the 2003 Plan. The board of directors of the Company believes the 2003 Plan will provide flexibility in structuring compensation arrangements and provide an equity incentive for employees and others who are awarded shares under the 2003 Plan. The issuance of common stock under an award may have a financial dilutive effect depending on the price paid for such shares and an absolute dilutive effect because of the increase in issued and outstanding shares.

         The Company currently has no commitment to issue any awards under the 2003 Plan.


                              AVAILABLE INFORMATION

         Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-32517) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2002.

         The Company's Registration Statement on Form 10-SB (File No. 000-32517), which contains descriptions of the Company's Common Stock, is also incorporated in this Information Statement by reference and made a part hereof. The financial statements of the Company, management's discussion and analysis, and changes in accountants sections of the Form 10-KSB noted above are incorporated by reference and may be found at pages F-1 to F-9 and 20, respectively.

         All  documents  filed by the Company  with the  Commission  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 141 Adelaide Street West, Toronto, Ontario, Canada M5H 3L5, Attention: Investor Relations (telephone number: (416) 214-1473).




GL Energy and Exploration Inc.



Toronto, Ontario, Canada
May 5, 2003

                                                                       Exhibit A


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         GL ENERGY AND EXPLORATION INC.

                         ------------------------------

                         Pursuant to Section 228 of the
                       General Corporation Law of Delaware

                          -----------------------------


         The   undersigned   President  of  GL  Energy  and   Exploration   Inc.
("Corporation") DOES HEREBY CERTIFY:

         FIRST: The name of the Corporation is GL Energy and Exploration Inc.

         SECOND: The Certificate of Incorporation of the Corporation is hereby amended to increase the capitalization after a reverse split of the common stock at the rate of 1 share for every 22 outstanding shares, by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following in lieu thereof:

         FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is 105,000,000 shares, of which 5,000,000 shares shall be Preferred Stock, par value $.001 per share, and 100,000,000 shares shall be Common Stock, par value $.001 per share."

         A.     Preferred Stock

         1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

         2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation of the series and the powers, preferences, and rights of the shares of the series, and the qualifications, limitations, or restrictions thereof, including the following:

                a. The distinctive designation and number of shares comprising the series, which number may, except where otherwise provided by the Board of Directors in creating the series, be increased or decreased from time to time by action of the Board of Directors, but not below the number of shares then outstanding;

                b. The rate of dividends, if any, on the shares of that series, whether dividends shall be noncumulative, cumulative to the extent earned, or cumulative, and if cumulative, from which date or dates, whether dividends shall be payable in cash, property, or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

                c. Whether the shares of that series shall be redeemable and, if so, the terms and conditions of the redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable or at whose option they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

                d. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into the sinking fund;

                e. The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

                f. Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of the conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method, if any, of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares, or similar event;

                g. Whether the issuance of any additional shares of the series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences, or rights of any such other series; and

                h. Any other preferences, privileges, and powers and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions of the series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

         B.     Common Stock

         1. After the requirements with respect to preferential dividends, if any, on any series of Preferred Stock, fixed pursuant to paragraph A(2)(b) of this Article Fourth shall have been met, then, and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law and to the extent the Board of Directors shall determine, such dividends as may be declared from time to time by the Board of Directors.

         2. After distribution in full of the preferential amount, if any, fixed pursuant to paragraph A(2)(e) of this Article Fourth, to be distributed to the holders of any series of Preferred Stock in the event of the voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive such of the remaining assets of the Corporation of whatever kind available for distribution to the extent the Board of Directors shall determine.

         3. Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of such stock held by him on all matters voted upon by the stockholders.

         C.     Preemptive Rights

         No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase, or receive any shares of stock of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold, or offered for sale by the Corporation.

         THIRD: The foregoing Amendment of the Certificate of Incorporation was duly approved by the Corporation's Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and thereafter was duly adopted by the consent of the holders of a majority of the outstanding voting stock of the Corporation in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I have executed this Certificate of Amendment this ___th day of May ___, 2003.

                                          --------------------------------------
                                          Mitchell Geisler,
                                          President

                                                                       Exhibit B



                                Approved by Board of Directors on April 17, 2003
                                      Approved by Stockholders on April 23, 2003
             Share numbers are post-reverse stock split, effective May ___, 2003


                         GL ENERGY AND EXPLORATION, INC.

                          2003 Equity Performance Plan


Section 1.      Purpose; Definitions.

      1.1. Purpose. The purpose of the GL Energy and Exploration, Inc. 2003 Equity Performance Plan ("Plan") is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

      1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                (a) "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

                (b)   "Board" means the Board of Directors of the Company.

                (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                (e) "Common Stock" means the Common Stock of the Company, no par value.

                (f)   "Company"  means  GL  Energy  and   Exploration   Inc.,  a
corporation organized under the laws of the State of Delaware.

                (g) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

                (h)   "Disability"   means  physical  or  mental  impairment  as
determined under procedures established by the Committee for purposes of the Plan.

                (i) "Effective Date" means the date set forth in Section 12.1, below.

                (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                (k) "Holder" means a person who has received an award under the Plan.

                (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after any age that may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

                (o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                (p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

                (q) "Plan" means the GL Energy and Exploration Inc. 2003 Equity Performance Plan, as hereinafter amended from time to time.

                (r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section
10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

                (s) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

                (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

                (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

                (v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

                (w)   "Stock  Reload  Option"  means any  option  granted  under
Section 5.3 of the Plan.

                (x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

                (y) "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.


Section 2.      Administration.

      2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

      2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                (a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

                (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

                (f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

                (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

                (h) to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

      2.3.      Interpretation of Plan.

                (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.      Stock Subject to Plan.

      3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 10,000,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

      3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.


Section 4.      Eligibility.

      Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.


Section 5.      Stock  Options.

      5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

      5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

                (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant (but not less than par, the par value of a share of Common Stock).

                (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

                (e)   Transferability.  Except  as may be set  forth in the next sentence  of  this  Section  or in the  Agreement,  no  Stock  Option  shall  be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

                (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

                (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

      5.3. Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.


Section 6.      Stock Appreciation Rights.

      6.1. Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

      6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                (a)   Exercisability.   Stock   Appreciation   Rights  shall  be
exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

                (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

                (d)   Shares  Affected  Upon  Plan.  The  granting  of  a  Stock
Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan, however, will be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.


Section 7.      Restricted Stock.

      7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

      7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.


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

                (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.


Section 8.      Deferred Stock.

      8.1. Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

      8.2. Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

                (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).


Section 9.      Other Stock-Based Awards.

         Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.


Section 10.     Accelerated Vesting and Exercisability.

      10.1. Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

      10.2. Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.


Section 11.     Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.


Section 12.     Term of Plan.

      12.1. Effective Date. The Plan shall be effective as of April ___, 2003, subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

      12.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.


Section 13.     General Provisions.

      13.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

      13.2. Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

      13.3.     Employees.

                (a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

                (b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

                (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

      13.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

      13.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

      13.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

      13.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

      13.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

      13.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

      13.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

      13.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

      13.12. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

                                 Plan Amendments


                  Date Approved                                  Initials of
                       by                                         Attorney
 Date Approved    Stockholders,    Sections    Description of     Effecting
   by Board       if necessary     Amended       Amendments       Amendment
 -------------    -------------    --------    --------------    -----------











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